Acquisitions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2025
Acquisitions Goodwill And Intangible Assets [Abstract]
Acquisitions, Goodwill and Intangible Assets

14. Acquisitions, Goodwill and Intangible Assets

The Company accounts for business combinations in accordance with ASU No. 2015-16, Business Combinations (Topic 805), which requires an acquirer to retrospectively adjust provisional amounts recognized in a business combination during the measurement period (which represents a period not to exceed one year from the date of the acquisition), in the reporting period in which the adjustment is determined, as well as present separately on the face of the income statement or as a disclosure in the notes to the consolidated financial statements, the portion of the amount recorded in current period earnings that would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date.

PET Labs Pharmaceuticals

In October 2023, the Company completed the acquisition of PET Labs. The acquisition is intended to accelerate the distribution of the Company’s pipeline.

Pursuant to the terms of the agreement, the Company acquired 51% of the common shares issued and outstanding for total purchase consideration of $2.0 million in cash of which $0.5 million was paid up front. In December 2025, January 2025 and January 2024, the Company made partial payments of $0.5 million, $0.7 million and $0.3 million, respectively. The balance as of December 31, 2024 was $1.2 million and is recorded in other current liabilities on the consolidated balance sheet. There is no balance remaining as of December 31, 2025.

In addition to the purchase consideration, the Company has an option to purchase the remaining 49% of the issued and outstanding shares for an agreed consideration totaling $2.2 million. No consideration or value relating to this option was recognized as it was not considered probable at the time of acquisition and as of December 31, 2025.

Dr. Gerdus Kemp is an officer of PET Labs and, effective November 1, 2023, an employee of ASP Guernsey. In addition, Dr. Kemp controls the remaining 49% ownership of PET Labs.

ASP Rentals

In December 2023, ASP South Africa entered into a Shareholders Agreement (“ASP Rentals Shareholders Agreement”) with ASP Rentals, a newly formed equipment financing service provider formed for the sole purpose of providing financing to ASP South Africa for its significant asset purchases in South Africa. In accordance with the terms of the ASP Rentals Shareholders Agreement, ASP Rentals issued 24% of its capital stock to ASP South Africa for total consideration of ZAR 3.3 million (which at the exchange rate as of December 31, 2023 was $0.2 million) and the remaining 76% of its capital stock was issued to two third party entities for combined consideration of ZAR 13.2 million (which at the exchange rate as of December 31, 2023 was $0.7 million).

In June 2024, ASP Rentals issued additional capital stock to support additional financing to ASP South Africa and PET Labs. Per the terms of the ASP Rentals Shareholder Agreement, ASP Rentals issued 20% of the new capital to ASP South Africa for total consideration of ZAR 3.7 million (which at the exchange rate as of June 30, 2024 was $.0.2 million) and the remaining 80% of the new capital to one of the two original third party entities for a combined consideration of ZAR 18.4 million (which at the exchange rate as of June 30, 2024 was $1.0 million).

In August 2024, ASP Rentals issued additional capital stock to support additional financing to PET Labs. Per the terms of the ASP Rentals Shareholder Agreement, ASP Rentals issued 20% of the new capital to ASP South Africa for total consideration of ZAR 0.4 million (which at the exchange rate as of August 23, 2024 was $21,421) and the remaining 80% of the new capital to one of the two original third party entities for a combined consideration of ZAR 1.8 million (which at the exchange rate as of August 23, 2024 was $0.1 million).

In December 2024, ASP Rentals issued additional capital stock to support additional financing to ASP South Africa. Per the terms of the ASP Rentals Shareholder Agreement, ASP Rentals issued 20% of the new capital to ASP South Africa for total consideration of ZAR 0.1 million (which at the exchange rate as of December 31, 2024 was $6,889) and the remaining 80% of the new capital to one of the two original third party entities for a combined consideration of ZAR 0.7 million (which at the exchange rate as of December 31, 2024 was $35,746).

As a result of the additional financings in 2024, ASP South Africa now controls 42% of ASP Rentals.

In addition to issuance of these shares, future ASP South Africa and PET Labs equipment purchases may also be financed by ASP Rentals through the issuance of additional shares. ASP South Africa will only be entitled to dividend distributions upon the two third party entities receiving a designated return on their investment.

In conjunction with the ASP Rental Shareholders Agreement, ASP South Africa and PET Labs have both entered into an Asset Sale Agreement and an Asset Rental Agreement with ASP Rentals in order to facilitate the financing of equipment recently purchased by ASP South Africa and PET Labs. As a result of the transactions contemplated by these agreements, collectively, ASP Rentals is considered a variable interest entity. In addition, since the only function of ASP Rentals is to provide financing to ASP South Africa and PET Labs, ASP Isotopes is considered to be the primary beneficiary of ASP Rentals. Therefore, ASP Rentals has been consolidated in accordance with ASC 810.

East Coast Nuclear Pharmacy

In October 2025, the Company completed the acquisition of East Coast Nuclear Pharmacy ("ECNP"). The acquisition is intended to supplement the distribution of the Company’s pipeline. The acquisition of PET Labs has been accounted for as a business combination in accordance with ASC 805.

Pursuant to the terms of the agreement, the Company acquired 100% of the issued and outstanding membership interests for total purchase consideration of $2.5 million of which $2.0 million was paid up front in cash and the remaining $0.5 million was deferred through the issuance of notes payable that are to be repaid by June 30, 2026. The balance of the notes payable as of December 31, 2025 was $0.5 million.

The following table summarizes the allocation of the purchase consideration to the fair value of the assets acquired and liabilities assumed (in thousands):

Fair value of business combination
Cash consideration	$2,000
Notes payable to Sellers	500
Identifiable assets acquired and liabilities assumed
Cash and cash equivalents	40
Accounts receivable	550
Inventory	92
Prepaid expenses and other current assets	6
Identifiable intangible assets	430
Accounts payable	(113)
Other current liabilities	(79)
Total identifiable assets acquired and liabilities assumed	926
Goodwill	1,574
Total purchase consideration	$2,500

Goodwill arising from the acquisition as of October 1, 2025 of $1.6 million was attributable mainly to buyer specific synergies expected to arise from the acquisition. No goodwill from this acquisition is deductible for income tax purposes. The Company considered the contractual value of accounts receivable to be the same as the fair value and the full amount was collected. The results of ECNP have been included in the consolidated financial statements from the date of the acquisition.

One 30 Seven Inc. ("One 30 Seven") Acquisition

In October 2025, QLE acquired substantially all of the assets, including an international patent application and its related rights, from One 30 Seven Inc., a Canadian company engaged in the business of researching and developing decontamination solutions for nuclear waste, particularly radioactive waste from radioactive materials from nuclear power plants, radiopharmaceuticals, and military sources. QLE made an initial cash payment of $150,000 and issued 266,113 shares of the Company’s common stock. The Company may be required to make additional payments, in cash or shares of the Company’s common stock, totaling $17.0 million upon completion of certain milestones. This contingent payment was not considered probable at the acquisition date and therefore no contingent consideration was recorded for the year ended December 31, 2025.

In connection with the acquisition of assets from One 30 Seven, QLE entered into a consulting agreement with B-Con Engineering Inc., led by inventor Brian Creber, to develop and validate the functional operation of a Creber Mini Unit at an estimated cost of $4.5 million over 18 months, followed by either a Midi or Maxi Unit at approximately $12.5 million to $13.0 million over another 18 months. QLE has agreed to fund the project through quarterly advances, with acceptance testing and monthly reporting to ensure milestones are met. In addition, QLE entered into a royalty agreement with One 30 Seven pursuant to which QLE agreed to pay a 6.0% royalty on net revenues from product sales or licensing for 15 years per product, starting from the first commercial sale. The royalty agreement will terminate if the commercialization of a Creber Unit is not achieved by the fourth anniversary of closing of the acquisition of assets from One 30 Seven.

The Company determined that the cost to acquire the One 30 Seven assets was $2.7 million, based on the cash paid of $150,000, fair value of the equity consideration issued of $2.6 million and direct costs of the acquisition of $7,000. The One 30 Seven acquisition was accounted for as an asset acquisition as One 30 Seven was not considered to be a business under ASC 805 or SEC Rule 11-01(d) as substantially all of the fair value of the non-monetary assets acquired was concentrated in a single identifiable asset. In the estimation of fair value of the asset purchase consideration, the Company used fair value attributable to the acquired IPR&D. Since One 30 Seven was in the development stage and no commercial production had commenced at the time of the acquisition, the cost attributable to the IPR&D was expensed in the Company’s consolidated statements of operations and comprehensive loss for the year ended December 31, 2025, as the acquired IPR&D had no alternative future use.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in a business combination. Goodwill is tested for impairment at least annually, or more frequently if events or changes in circumstances indicate that it is more likely than not that the carrying value of a reporting segment exceeds its fair value. No goodwill impairments were recognized for the years presented.

The carrying amount of goodwill by reporting segment as of December 31, 2025 and 2024 is as follows (in thousands):

	December 31,
	2025	2024
Specialist isotopes and related services	$5,177	$3,168
Total goodwill	$5,177	$3,168

The changes to the carrying value of goodwill is as follows (in thousands):

Description	Amount
Balance as of December 31, 2023	$3,267
Translation adjustment	(99)
Balance as of December 31, 2024	$3,168
Acquisition of ECNP	1,574
Translation adjustment	435
Balance as of December 31, 2025	$5,177

Intangible Assets

Amortization expense was $21,500 for the year ended December 31, 2025. There was no amortization expense related to identifiable intangible assets recorded in 2024.

The changes to the carrying value of intangible assets, which is included in the construction services and specialist isotopes and related services segments, is as follows (in thousands):

Description	Amount
Balance as of December 31, 2024	$—
Trademarks from ECNP acquisition	430
Amortization	(21)
Balance as of December 31, 2025	$409

The following table outlines the estimated future amortization expense related to intangible assets held as of December 31, 2025 (in thousands):

Amortization Expense
Year Ended December 31,
2026	$86
2027	86
2028	86
2029	86
2030	65
Thereafter	—
Total	$409